UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

NetIQ Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26757	77-0405505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3553 North First Street, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(408) 856-3000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 18, 2004, the Compensation Committee of the Board of Directors of the Registrant ratified a Management Incentive Bonus Program for fiscal year 2005, which provides for payment of a cash-based bonus to eligible NetIQ employees, including NetIQ executive officers (exclusive of the CEO). Payment of the bonus shall be based upon the attainment of certain criteria (potentially including corporate profit, revenue and individual objectives) designated by the Compensation Committee on a semi-annual basis. A copy of the plan is attached hereto as Exhibit 10.1.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	NetIQ Corporation Management Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetIQ Corporation

By:	/s/ Betsy E. Bayha
Betsy E. Bayha
Vice President, General Counsel and Secretary

Date:	October 22, 2004